UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 North Beach Street, Daytona Beach, Florida 32114

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (386) 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 5, 2021, the Company held its Annual Meeting of Shareholders (the “Meeting”).  Proxies for the Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 283,486,455 shares were outstanding and entitled to vote as of March 1, 2021 (the record date for the Meeting).  Of this amount 259,060,765 shares, representing approximately 91% of the total number of shares outstanding, were represented in person or by proxy, constituting a quorum for the transaction of business, and were voted at the Meeting.

At the Meeting, shareholders elected J. Hyatt Brown, Hugh M. Brown, J. Powell Brown, Lawrence L. Gellerstedt III, James C. Hays, Theodore J. Hoepner, James S. Hunt, Toni Jennings, Timothy R.M. Main, H. Palmer Proctor, Jr., Wendell S. Reilly and Chilton D. Varner to serve as directors until the next annual meeting of shareholders and until their respective successors are elected and qualified.

The table below sets out the number of votes cast for, and votes withheld from, each director:

Directors	Votes For	Votes Withheld	Broker Non-Votes
J. Hyatt Brown	227,743,400	15,108,493	16,208,872
Hugh M. Brown	230,418,224	12,433,669	16,208,872
J. Powell Brown	241,045,163	1,806,730	16,208,872
Lawrence L. Gellerstedt III	242,129,864	722,029	16,208,872
James C. Hays	231,606,185	11,245,708	16,208,872
Theodore J. Hoepner	224,754,571	18,097,322	16,208,872
James S. Hunt	242,144,019	707,874	16,208,872
Toni Jennings	234,647,802	8,204,091	16,208,872
Timothy R.M. Main	241,584,796	1,267,097	16,208,872
H. Palmer Proctor, Jr.	225,532,131	17,319,762	16,208,872
Wendell S. Reilly	233,375,989	9,475,904	16,208,872
Chilton D. Varner	226,258,645	16,593,248	16,208,872

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2021. Of the shares voted, 257,570,218 voted in favor, 1,402,526 voted against and 88,021 abstained.

The shareholders approved, on an advisory basis, the compensation of the Named Executive Officers.  Of the shares voted, 235,032,026 voted in favor, 7,599,935 voted against and 219,924 abstained.  There were also 16,208,880 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2021

BROWN & BROWN, INC.

By:	/S/ Robert W. Lloyd
Robert W. Lloyd Executive Vice President, Secretary and General Counsel